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                                                                    EXHIBIT 99.4

                           INSTRUMENT OF ASSUMPTION
                                OF LIABILITIES
                           ------------------------

          INSTRUMENT OF ASSUMPTION OF LIABILITIES made, executed and delivered as of February 16, 2001, by APW Mayville, LLC, a Delaware limited liability company ("Buyer Sub"), in favor of Connell Limited Partnership, a Delaware limited partnership ("Connell").

          WHEREAS, Connell, Buyer Sub and APW Ltd., a Bermuda company, are the parties to the Asset Purchase Agreement, dated as of January 23, 2001, as amended by Amendment No. 1 to the Asset Purchase Agreement dated as of February 16, 2001 (the "Asset Purchase Agreement"), providing for, among other things, the assumption by Buyer Sub of certain liabilities and obligations of the Mayville Metal Products Division of Connell on the terms and conditions provided in the Asset Purchase Agreement (capitalized terms used and not otherwise defined in this Instrument of Assumption of Liabilities having the meanings ascribed to such terms in the Asset Purchase Agreement);

          WHEREAS, all of the terms and conditions precedent provided in the Asset Purchase Agreement have been met and performed or waived by the respective parties thereto, and such parties now desire to carry out the intent and purpose of the Asset Purchase Agreement by, among other things, Buyer Sub's execution and delivery to Connell of this Instrument of Assumption of Liabilities; and

          WHEREAS, this Instrument of Assumption of Liabilities is made, executed and delivered pursuant to and in accordance with the Asset Purchase Agreement, the terms of which
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shall not be merged hereinto but shall survive the execution hereof as and to the extent provided therein;

          NOW, THEREFORE, in consideration of the premises and of other valuable consideration to Buyer Sub in hand paid by Connell, at or before the execution and delivery hereof, the receipt and sufficiency of which by Buyer Sub is hereby acknowledged, Buyer Sub hereby agrees as follows:

          Section 1. Pursuant to Section 4.1 of the Asset Purchase Agreement and
          ---------
on the terms and conditions provided in the Asset Purchase Agreement, Buyer Sub, by this Instrument of Assumption of Liabilities, hereby assumes, and shall discharge and satisfy when due, all of the following liabilities and obligations of the Division:

               (a) the "Accounts payable," "Accrued expenses" and "Amounts due Parent" of the Division to the extent shown on the Closing Balance Sheet;

               (b) all liabilities and obligations for accrued and unpaid vacation and wages of the Eligible Employees to the extent shown on the Closing Balance Sheet;

               (c) all liabilities and obligations of the nature for which there are reserves or accruals reflected in the Closing Balance Sheet to the extent of the aggregate of such reserves and without regard to whether any such liability or obligation relates to any particular reserve;

               (d) all liabilities and obligations arising, or the performance of which arises, after the Closing under the Real Property Leases;

               (e) all liabilities and obligations arising, or the performance of which arises, after the Closing under the leases of personal property of the Division;

                                       2
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               (f)   all liabilities and obligations arising, or the performance of which arises, after the Closing under the Material Contracts or other agreements of the Division (other than the Real Property Leases or leases of personal property referred to in Sections 1(d) and (e));

               (g) all liabilities and obligations becoming due and payable or arising, or the performance of which arises, after the Closing under the Alliant Energy Wisconsin Power & Light Company Shared Savings Contract for Mayville Metal Products, Inc. Paint Shop Retrofit and the liabilities and obligations with respect thereto to the extent reflected on the Closing Balance Sheet;

               (h) all liabilities and obligations associated with the collective bargaining agreements existing as of the Closing between Connell and Local Lodge No. 2052 of the IAM;

               (i) the liabilities and obligations set forth in Sections 10.4(d) and (e) of the Asset Purchase Agreement, to the extent set forth therein and the responsibility for the contribution to the CLP Profit Sharing and Savings Plan with respect to the Transferred Employees for the calendar year 2000;

               (j) except as set forth in Sections 4.2(f) and 10.11 of the Asset Purchase Agreement, all liabilities and obligations arising out of or related to the Assets or the operation of the business of the Division at any time which arise out of or relate to (i) the presence, Release or threatened Release of any Hazardous Material at any location or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law;

                                       3
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               (k)   the liabilities and obligations under the Division's Health
Maintenance Organization agreements covering certain employees subject to the CBAs as set forth in Section 10.4(f) of the Asset Purchase Agreement and under the Division's Employee Assistance Program; and

               (l) the liabilities and obligations for payment of benefits and administration of the portion of the Beneflex Component Plan of the CLP Health and Welfare Plan which is to be spun-off pursuant to Section 10.4(i) of the Asset Purchase Agreement and the liability to make payments to Eligible Employees who are on short term disability leave of absence as of the Closing Date, in accordance with Section 10.4(j) of the Asset Purchase Agreement.

               The assumption by Buyer Sub of the foregoing liabilities and obligations of the Division shall not be construed, as between Buyer Sub and the obligees of such liabilities and obligations (other than Connell), to defeat, impair or limit in any way any rights or remedies of Buyer Sub to contest or dispute the validity or amount thereof; provided, that this provision shall not in any way impair Connell's rights to indemnification from Buyer Sub with respect to the Assumed Liabilities under the Asset Purchase Agreement.

          Section 2. Subject to the terms and conditions of the Asset Purchase
          ---------
Agreement, from time to time after the delivery of this Instrument of Assumption of Liabilities, without further consideration, Buyer Sub will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and instruments of further assurances which

                                       4
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Connell may reasonably request in order to more fully effectuate the assumption of liabilities provided for in this Instrument of Assumption of Liabilities.

          Section 3. This Instrument of Assumption of Liabilities is executed
          ---------
by, and shall be binding upon, Buyer Sub and its successors and assigns, for the uses and purposes above set forth and referred to, effective immediately upon its delivery to Connell.

          Section 4. This Instrument of Assumption of Liabilities shall be
          ---------
governed by and construed and enforced in accordance with the laws of the State of Delaware (without giving effect to the principles of conflicts of law thereof) as to all matters, including but not limited to, matters of validity, construction, effect, performance and remedies.

                                       5
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          IN WITNESS WHEREOF, Buyer Sub has caused this Instrument of Assumption of Liabilities to be signed by its duly authorized officer as of the date first written above.

                                             APW MAYVILLE, LLC
Attest:


By /s/ Anthony W. Asmuth III                By /s/ Joseph T. Lower
   -------------------------                   -------------------
   Name:   Anthony W. Asmuth III               Name:   Joseph T. Lower
   Title:  Secretary                           Title:  Vice President

Agreed and accepted
as of the date first
written above.

CONNELL LIMITED PARTNERSHIP
By: Its General Partner

CONNELL INDUSTRIES, INC.


By /s/ John V. Curtin
   ------------------
   Name:   John V. Curtin
   Title:  Vice President

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COMMONWEALTH OF MASSACHUSETTS  )
                               : SS.
COUNTY OF SUFFOLK              )


    On this __day of___________, 2001, before me appeared ______________ and
_____________, each to me personally known, who, being by me duly affirmed, did say that they are the ___________ and ___________, respectively, of APW Mayville, LLC, a Delaware limited liability company, and that said instrument was signed on behalf of such company by authority of its sole member, and ______________ and ________________ acknowledged said instrument to be the free act and deed of such corporation.



______________________
NOTARY PUBLIC